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                                                                Exhibit 10.6

                           FIRST AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 11, 1995 (this "Amendment"), is by and among MONARCH MACHINE TOOL COMPANY, an Ohio corporation (the "Company"), the BANKS identified on the signature pages hereof (collectively the "Banks" and individually a "Bank") and NBD BANK, a Michigan banking corporation, as agent (in such capacity, the "Agent") for the Banks.

                                  INTRODUCTION
                                  ------------

         The Company, the Banks and the Agent have entered into the Amended and Restated Credit Agreement, dated as of June 9, 1995 (the "Credit Agreement"). The parties now desire to amend the Credit Agreement on the terms and conditions herein set forth.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

                   ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT
                   -----------------------------------------

         1.1 The definition of the term "Borrowing Base" in Section 1.1 of the Credit Agreement is amended to read in full as follows:

                  "BORROWING BASE" shall mean, as of any date, the sum of (a an amount equal to 80% of the Eligible Accounts Receivable plus
                  (b) an amount equal to 50% of the Eligible Inventory minus (c) the Fifth Third Borrowings.

         1.2 The following definition of the term "Fifth Third Borrowings" is added to Section 1.1 of the Credit Agreement in its alphabetical location:

         "Fifth Third Borrowings" shall mean, as of any date, the aggregate outstanding principal amount Indebtedness of the Company to The Fifth Third Bank.

         1.3 Subpart (vi) of Section 5.1(d) of the Credit Agreement is relabeled as subpart (vii) and a new subpart (vi) of Section 5.1 is inserted reading as follows:



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                  (vi) On the same day, telephonic notice, followed immediately by written confirmation, of all borrowings from time to time by the Company from The Fifth Third Bank and all repayments thereof from time to time.

         1.4 Section 5.2(m) of the Credit Agreement is amended to read in full as follows:

                  (m) NEGATIVE PLEDGE LIMITATION. Enter into any agreement, with any person other than the Banks pursuant hereto, which prohibits or limits the ability of the Company or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired; PROVIDED that this
         Section 5.2(m) shall not prohibit the Company from entering into such an agreement with The Fifth Third Bank, so long as the aggregate principal amount of Indebtedness of the Company to The Fifth Third Bank does not at any time exceed $7,500,000.

         1.5 AMENDMENT OF EXHIBIT E. Exhibit E annexed to the Credit Agreement is deleted in its entirety and Exhibit E annexed to this Amendment shall be deemed substituted in place thereof.

                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

         In order to induce the Banks and the Agent to enter into this Amendment, the Company represents and warrants that:

         2.1 The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Company's charter or by-laws, or of any contract or undertaking to which the Company is a party or by which the Company or its property is or may be bound or affected.

         2.2 This Amendment is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         2.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the Company, is required on the part of the Company in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

          [First Amendment to Amended and Restated Credit Agreement]



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         2.4 After giving effect to the amendments contained in Article 1 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                            ARTICLE 3. MISCELLANEOUS
                            ------------------------

         3.1 If the Company shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Company in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

         3.2 All references to the Credit Agreement in any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection with or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

         3.3 Subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

         3.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         3.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

         3.6 The Company agrees to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

         3.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

          [First Amendment to Amended and Restated Credit Agreement]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on the 11th day of July, 1995, notwithstanding the day and year first-above written.


                                     THE MONARCH MACHINE TOOL COMPANY

                                     By: /s/ Robert B. Riethman
                                        ------------------------
                                        Its: Treasurer
                                            --------------------

                                     NBD BANK, as a Bank and as the Agent

                                     By: /s/ Victoria L. Decker
                                        ------------------------
                                        Its: Vice President
                                            --------------------

                                     STAR BANK, N.A.

                                     By: Thomas D. Gill
                                        ------------------------
                                        Its: Vice President
                                            --------------------

          [First Amendment to Amended and Restated Credit Agreement]

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      [EXHIBITS A THROUGH D TO THE FIRST AMENDMENT INTENTIONALLY OMITTED.]





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                                   EXHIBIT E

                           BORROWING BASE CERTIFICATE

                                     [Date]




NBD Bank, as Agent
611 Woodward Avenue
Detroit MI 48226
Attention: Midwest Banking Division

         Reference is made to the Amended and Restated Credit Agreement dated as of June 9, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of July 11, 1995, and as further amended, supplemented, extended or otherwise modified from time to time (the "Credit Agreement"), among The Monarch Machine Tool Company, an Ohio corporation (the "Company"), the banks parties thereto (the "Banks") and you as agent for the Banks (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         The Company hereby represents and warrants to the Agent and the Banks that the following computations of the Borrowing Base, and the related supporting schedules attached hereto, and of the mandatory prepayment required pursuant to Section 3.1(d) of the Credit Agreement are true and correct as of the close of business on __________ , 19___ and are in conformity with the terms and conditions of the Credit Agreement:

                                 Borrowing Base
                                 --------------

1.       Accounts Receivable:

         (a)      Aggregate Accounts Receivable              $________

         (b)      Less: Ineligible Accounts Receivable       $________

         (c)      Eligible Accounts Receivable               $________

         (d)      80% of Eligible Accounts Receivable        $________

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

2.       Inventory:

                  (a)      Aggregate Inventory                     $________

                  (b)      Less: Ineligible Inventory              $________

                  (c)      Eligible Inventory                      $________

                  (d)      50% of Eligible Inventory               $________

3.       Aggregate principal amount of Indebtedness
           of the Company to The Fifth Third Bank                  $________

4.       Borrowing Base (item 1(d) plus item 2(d) minus item 3)    $
                                                                    ========

                    Determination of Mandatory Prepayment
                    -------------------------------------

1.       Aggregate Borrowing Base (item 4 above)                   $________

2.       Less: Dollar Equivalent of aggregate principal
           amount of Loans outstanding                             $________

3.       Excess (or deficiency) in Borrowing Base
           (if deficiency, prepayment required in amount
           of deficiency)                                          $
                                                                    ========

         The Company hereby further represents and warrants to the Banks that as of the close of business on ___________ 19___:

         A. The representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of such date, as if such representations and warranties were made on and as of such date. For purposes of this certificate the representations and warranties contained in Section 4.6 of the Credit Agreement shall be deemed made with respect to both the financial statements referred to therein and the most recent financial statements delivered pursuant to Sections 5.1(d)(ii) and (iii) of the Credit Agreement.

         B. No Event of Default and no Default has occurred and is continuing.

                                             THE MONARCH MACHINE TOOL COMPANY

                                             By: ______________________________

                                               Its: ___________________________



                           BORROWING BASE CERTIFICATE

                                      -2-








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                     Amended and Restated Credit Agreement
                            dated as of June 9, 1995
                                  by and among
                       The Monarch Machine Tool Company,
                           NBD Bank, Star Bank, N.A.,
                                      and
                               NBD Bank, as Agent

                               Closing Item List
                               -----------------

1. Amended and Restated Credit Agreement, with Exhibits A through E and Schedules 4.4, 4.5, 5.2(d) and 5.2(k) attached

2.       Revolving Credit Notes

3. Closing Certificate of the Company with respect to charter documents and resolutions

4. Environmental Certificate (1992; referenced in Section 4.13 of the Amended and Restated Credit Agreement)

5.       Legal Opinion